                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):  DECEMBER 31, 2001




                              DVI RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE                               333-68043                33-0608442
(State or other jurisdiction of            (Commission File Number)      (I.R.S. Employer
incorporation or organization)                                        Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                          18929
(Address of principal executive offices)                                    (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000





         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending December 31, 2001, payment date January 11, 2002


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DVI Delaware Trust 1998-2
                                                       (Registrant)

                                           By:  DVI Receivables Corp.
                                                Owner of Trust


Dated:  January 15, 2002                   By:  /s/ Steven Garfinkel
                                                --------------------------------
                                                Steven Garfinkel
                                                Executive Vice President and
                                                Chief Financial Officer




                                       2